UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2011

KIRIN INTERNATIONAL HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166343	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1506
South Building of China Overseas Plaza
No. 8 Guanghua Dongli Road
Chaoyang District, Beijing, 100020
People’s Republic of China
(Address of principal executive offices) (Zip Code)

+86 10 6577 2050
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

––––––––––––––––
Copies to:
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Attention: Gregg E. Jaclin, Esq.
(732) 409-1212
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On July 15, 2011, Kirin International Holding, Inc. (the “Company”) completed a second closing (“Second Closing”) under its private offering (the “Offering”), as disclosed in the Company’s Current Report on Form 8-K filed on March 7, 2011 and its amendments thereto (the “Report”), of investment units (each, a “Unit” and collectively, the “Units”), each consisting of four (4) shares of common stock, a three-year series A warrant to purchase one (1) share of common stock of the Company at an exercise price of $6.25 per share (the “Series A Warrants”) and a three-year Series B warrant to purchase one (1) share of common stock of the Company at an exercise price of $7.50 per share (the “Series B Warrants” and collectively with the Series A Warrants, the “Investor Warrants”).  An aggregate of 100,004 Units were sold in the Second Closing for gross proceeds to the Company of $2,000,080.  In connection with the sale of the Units in the Second Closing, the Company issued 400,016 shares of its common stock (the “Shares”), Series A Warrants to acquire 100,004 shares of its common stock and Series B Warrants to acquire 100,004 shares of its common stock to the investors in the Second Closing (the “Purchasers”). In the aggregate, the Company has issued 676,016 shares of its common stock, Series A Warrants to acquire 169,004 shares of its common stock and Series B Warrants to acquire 169,004 shares of its common stock pursuant to the Offering for aggregate gross proceeds of $3,380,080.

In connection with the Second Closing, the Company and each of the Purchasers entered into a subscription agreement evidencing such Purchaser’s investment (collectively, the “Subscription Agreements”). The terms of the Subscription Agreements, including the registration and other rights of the Purchasers contained therein, are described in Item 1.01 of the Report under the headings “The Offering – Subscription Agreement” and “The Offering – Registration Rights” which such descriptions are incorporated herein by reference.

Investor Warrants

The Investor Warrants are exercisable for a period of three years from the original issue date.  The exercise price with respect to the Series A Warrants and the Series B Warrants is $6.25 and $7.50, respectively.  The exercise prices of the Investor Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

IR Escrow Holdback Agreement

On July 15, 2011, we entered into an investor relations holdback escrow agreement (the “IR Holdback Escrow Agreement”) with our lead placement agent, Ground Floor Capital Management Ltd. as our investor representative and Anslow & Jaclin, LLP as the escrow agent, pursuant to which we agreed to deposit, upon each closing of the Offering on or after June 30, 2011, 14% of the gross proceeds of each additional closing, not to exceed the aggregate amount of $500,000, in an escrow account to be allocated for investor and public relations activities pursuant to the terms and conditions of the IR Holdback Escrow Agreement. As of the date of the Second Closing, we have placed $280,000 of the Offering proceeds into such escrow account. In the event that the proceeds of such escrow account have not been fully distributed within one year from September 30, 2011, which is the anticipated termination date of the Offering, the balance of such escrow proceeds shall be returned to the Company.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale of the Units and the issuance of the Shares and the Investor Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) and/or Regulation S promulgated under the Securities Act (“Regulation S”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (c) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

On July 15, 2011, we issued warrants to acquire an aggregate of 54,082 shares of our common stock (the “Agent Warrants”) to the placement agent and its sub-agents, or their respective designees, in the Offering, of which Agent Warrants to acquire 32,002 shares of the Company’s common stock were issued in connection with the Second Closing and Agent Warrants to acquire 22,080 shares of the Company’s common stock were issued in connection with the initial closing of the Offering.  The Agent Warrants are exercisable for a period of five years from the original issuance date with an exercise price of $5.00 per share.  The exercise prices of the Agent Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Item 8.01 Other Events.

On July 18, 2011, the Company issued a press release announcing the Second Closing, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Series A Warrant [Incorporated by reference to the Exhibit 4.1 to the Report]

4.2	Form of Series B Warrant [Incorporated by reference to the Exhibit 4.2 to the Report]

4.3	Form of Agent Warrant

10.1	Form of Subscription Agreement [Incorporated by reference to the Exhibit 10.1 to the Report]

10.2	Investor Relations Holdback Escrow Agreement, dated June 30, 2011, by and among the Company, Hunter Wise Securities LLC, Ground Floor Capital Management Ltd and Anslow & Jaclin, LLP.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KIRIN INTERNATIONAL HOLDING, INC.

Date: July 22, 2011	By:	/s/ Longlin Hu
Longlin Hu President and Chief Executive Officer